                                                                    Exhibit 31.2

                                  CERTIFICATION

I, Anthony J. Miceli, certify that:

1. I have reviewed this report on Form 10-Q of United Capital Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact  or omit  to  state a  material  fact  necessary  to make  the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3. Based  on  my  knowledge,  the  financial  statements,  and  other  financial information included in this report,  fairly present in all material respects the  financial  condition,  results  of  operations  and  cash  flows  of the registrant as of, and for, the periods presented in this report;

4. The  registrant's   other  certifying  officer  and  I  are  responsible  for
   establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  for the  registrant  and we have:

      a. Designed  such  disclosure  controls  and  procedures,  or caused  such
         disclosure   controls  and   procedures   to  be  designed   under  our
         supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

      b. Evaluated the effectiveness of the registrant's disclosure controls and procedures  and  presented  in this  report our  conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

      c. Disclosed  in this  report  any  changes in the  registrant's  internal control over financial  reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or  is reasonably  likely to  materially  affect,  the  registrant's  internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the  registrant's  board of directors (or persons performing the equivalent functions):

      a. All significant  deficiencies and material  weaknesses in the design or operation  of  internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect  the  registrant's  ability to record, process, summarize and report financial information; and

      b. Any fraud,  whether or not material,  that involves management or other employees  who have a  significant  role in the  registrant's  internal control over financial reporting.

Date:  November 8, 2007

                                          By:/s/ Anthony J. Miceli
                                             ----------------------------------
                                             Anthony J. Miceli
                                             Chief Financial Officer